UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 16, 2026
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
At MetLife, Inc.’s (the “Company’s”) annual meeting of common shareholders on June 16, 2026, the shareholders:
•elected eleven Directors, each for a term expiring at the Company’s 2027 annual meeting of shareholders;
•ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditor for 2026; and
•approved, on an advisory (non-binding) basis, the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s 2026 Proxy Statement.

Election of Directors:

Nominee Name	Votes For	Votes Against	Abstained	Broker Non-Votes
Daniel S. Glaser	548,594,293	1,402,406	301,946	42,002,376
Carla A. Harris	531,093,856	18,882,222	322,567	42,002,376
Laura J. Hay	546,736,903	3,260,345	301,397	42,002,376
R. Glenn Hubbard, Ph.D.	527,371,205	22,608,371	319,069	42,002,376
Jeh C. Johnson	540,643,747	9,327,414	327,484	42,002,376
William E. Kennard	542,209,127	7,782,975	306,543	42,002,376
Michel A. Khalaf	548,618,537	1,357,430	322,678	42,002,376
Diana L. McKenzie	547,213,102	2,800,742	284,801	42,002,376
Christian S. Mumenthaler, Ph.D.	548,665,228	1,315,288	318,129	42,002,376
Michelle Seitz	548,256,661	1,742,224	299,760	42,002,376
Mark A. Weinberger	531,174,670	18,815,797	308,178	42,002,376

	Votes For	Votes Against	Abstained	Broker Non-Votes
Ratification of appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for 2026	557,226,053	34,799,734	275,234	N/A
Advisory (non-binding) vote to approve the compensation paid to the Company’s Named Executive Officers	519,208,384	29,698,510	1,391,751	42,002,376

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
	Name:	Timothy J. Ring
	Title:	Senior Vice President and Secretary
Date: June 22, 2026
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